                                                                    Exhibit 10.3

                              ENCLAVES GROUP, INC.

                 AMENDED AND RESTATED PLACEMENT AGENT AGREEMENT

                                                  Dated as of: November __, 2005

Newbridge Securities Corporation
1451 Cypress Creek Road, Suite 204
Fort Lauderdale, Florida 33309

Ladies and Gentlemen:

         The undersigned,  Enclaves Group, Inc. (f/k/a Alliance Towers, Inc.), a
Delaware  corporation (the "Company"),  hereby agrees with Newbridge  Securities
Corporation  (the  "PLACEMENT  AGENT"),  and Cornell Capital  Partners,  LP (the
"Investor") as follows:

         1.  OFFERING.  On or about  December 28,  2004,  Enclaves  Group,  Inc.
("ENCLAVES"),  a Delaware corporation,  entered into that certain Standby Equity
Distribution Agreement and other related documents,  instruments and agreements, including  without  limitation  the Placement  Agent  Agreement  (the  "ENCLAVES
PLACEMENT  AGREEMENT") with the Investor and the Placement  Agent.  Enclaves was subsequently  acquired by the Company (f/k/a  Alliance  Towers,  Inc., a Florida
corporation)  on  April  27,  2005  (the  "ACQUISITION").  The  Company  assumed obligations of Enclaves to the Investor  under the Standby  Equity  Distribution
Agreement  dated  December  28, 2004  pursuant to that  certain  Assignment  and
Assumption  Agreement  dated July 1, 2005 (the  "ASSUMPTION  AGREEMENT")  by and among the Company,  Enclaves and the Investor.  This  Agreement  shall amend and restate the  Placement  Agent  Agreement  dated  December 28, 2004.  The Company hereby engages the Placement  Agent to act as its exclusive  placement  agent in connection with the Amended and Restated Standby Equity  Distribution  Agreement
dated the date hereof between the Company and the Investor (the "STANDBY  EQUITY
DISTRIBUTION AGREEMENT"),  pursuant to which the Company shall issue and sell to the  Investor,  from time to time,  and the  Investor  shall  purchase  from the
Company (the  "OFFERING")  up to Forty Six Million  Dollars  ($46,000,000)  (the
"COMMITMENT  AMOUNT") of the Company's  common stock, par value $0.001 per share
(the "COMMON  STOCK"),  at price per share equal to the Purchase  Price, as that term is defined in the Standby  Equity  Distribution  Agreement.  The  Placement
Agent  services  shall  consist of  reviewing  the terms of the  Standby  Equity
Distribution Agreement and advising the Company with respect to those terms.

         This Amended and Restated  Placement  Agent  Agreement  shall amend and restate the Enclaves Placement Agreement.  All capitalized terms used herein and not otherwise  defined herein shall have the same meaning ascribed to them as in the Standby Equity Distribution Agreement.  The Investor will be granted certain registration  rights with respect to the Common Stock as more fully set forth in the Registration Rights Agreement between the Company and the Investor dated the date hereof (the "REGISTRATION RIGHTS AGREEMENT").  The documents to be executed and delivered in connection with the Offering,  including,  but not limited,  to the Company's  latest  Quarterly  Report on Form 10-QSB as filed with the United
States Securities and Exchange  Commission,  this Agreement,  the Standby Equity

Distribution  Agreement,  and the Registration  Rights Agreement are referred to sometimes  hereinafter  collectively as the "OFFERING  MATERIALS." The Company's
Common Stock  purchased by the Investor  under the Standby  Equity  Distribution
Agreement  is  sometimes  referred  to  hereinafter  as  the  "Securities."  The
Placement Agent shall not be obligated to sell any Securities.

         2. COMPENSATION.

                  A.       Upon the  execution  of this  Agreement,  the Company
shall  issue to the  Placement  Agent or its  designee  shares of the  Company's
Common Stock in an amount equal to Ten Thousand Dollars ($10,000) divided by the volume weighted  average price of the Common Stock, as quoted by Bloomberg,  LP, on the date hereof (the "PLACEMENT  AGENT'S SHARES").  The Placement Agent shall be entitled to  "piggy-back"  registration  rights with respect to the Placement
Agent's  Shares,  which shall be triggered  upon  registration  of any shares of
Common Stock by the Company pursuant to the Registration  Rights Agreement dated the date hereof.

         3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLACEMENT AGENT.

                  A.       The   Placement   Agent   represents,   warrants  and
covenants as follows:

                           (i)      The Placement  Agent has the necessary power
to enter into this  Agreement and to consummate  the  transactions  contemplated hereby.

                           (ii)     The  execution and delivery by the Placement
Agent of this Agreement and the  consummation of the  transactions  contemplated herein  will  not  result  in any  violation  of,  or be in  conflict  with,  or constitute a default  under,  any agreement or instrument to which the Placement
Agent is a party or by which the Placement Agent or its properties are bound, or any judgment, decree, order or, to the Placement Agent's knowledge, any statute, rule or regulation  applicable  to the  Placement  Agent.  This  Agreement  when executed and delivered by the Placement Agent, will constitute the legal,  valid and binding  obligations of the Placement Agent,  enforceable in accordance with their respective terms, except to the extent that (a) the enforceability  hereof or thereof may be limited by bankruptcy, insolvency, reorganization,  moratorium or  similar  laws  from  time to time in  effect  and  affecting  the  rights of creditors  generally,  (b) the  enforceability  hereof or  thereof is subject to general  principles of equity, or (c) the  indemnification  provisions hereof or thereof may be held to be in violation of public policy.

                           (iii)    Upon   receipt   and   execution   of   this
Agreement, the Placement Agent will promptly forward copies of this Agreement to the Company or its counsel and the Investor or its counsel.

                           (iv)     The Placement  Agent will not  intentionally
take any action that it reasonably  believes would cause the Offering to violate the provisions of the  Securities Act of 1933, as amended (the "1933 ACT"),  the
Securities  Exchange  Act of 1934 (the "1934  ACT"),  the  respective  rules and regulations  promulgated  thereunder (the "RULES AND REGULATIONS") or applicable
"Blue Sky" laws of any state or jurisdiction.

                           (v)      The  Placement  Agent  is a  member  of  the
National  Association  of  Securities  Dealers,  Inc.,  and  is a  broker-dealer registered  as such  under  the 1934 Act and under  the  securities  laws of the states in which the  Securities  will be offered or sold by the Placement  Agent unless an exemption  for such state  registration  is available to the Placement
Agent.  The  Placement  Agent  is in  material  compliance  with the  rules  and regulations  applicable to the Placement  Agent  generally and applicable to the
Placement Agent's participation in the Offering.

         4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

                  A.       The Company represents and warrants as follows:

                           (i)      The execution,  delivery and  performance of
each of this  Agreement,  the Standby  Equity  Distribution  Agreement,  and the
Registration Rights Agreement has been or will be duly and validly authorized by the  Company  and is, or with  respect to this  Agreement,  the  Standby  Equity
Distribution  Agreement,  and the Registration Rights Agreement will be, a valid and  binding  agreement  of the  Company,  enforceable  in  accordance  with its respective  terms,  except to the extent that (a) the  enforceability  hereof or thereof may be limited by bankruptcy, insolvency, reorganization,  moratorium or similar laws from time to time in effect and  affecting  the rights of creditors generally,  (b) the  enforceability  hereof or  thereof  is  subject  to general principles of equity or (c) the indemnification provisions hereof or thereof may be held to be in  violation  of  public  policy.  The  Securities  to be  issued pursuant to the  transactions  contemplated  by this  Agreement  and the Standby
Equity  Distribution  Agreement have been duly  authorized  and, when issued and paid for in accordance  with this Agreement and the Standby Equity  Distribution
Agreement will be valid and binding  obligations of the Company,  enforceable in accordance  with  their  respective  terms,  except to the  extent  that (1) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium  or similar laws from time to time in effect and affecting the rights of creditors generally, and (2) the enforceability thereof is subject to general principles  of  equity.  All  corporate  action  required  to be  taken  for the authorization,  issuance  and sale of the  Securities  has been duly and validly taken by the Company.

                           (ii)     The  Company has a duly  authorized,  issued
and  outstanding  capitalization  as set forth herein and in the Standby  Equity
Distribution  Agreement.  The  Company  is  not a  party  to  or  bound  by  any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the  agreements  described  herein  and  as  described  in  the  Standby  Equity
Distribution  Agreement and the  agreements  described  therein.  All issued and outstanding  securities of the Company,  have been duly  authorized  and validly issued and are fully paid and non-assessable; the holders thereof have no rights of rescission or preemptive  rights with respect  thereto and are not subject to personal liability solely by reason of being security holders;  and none of such securities  were issued in violation of the preemptive  rights of any holders of any security of the Company.

                           (iii)    The Common Stock to be issued in  accordance
with this Agreement and the Standby Equity Distribution Agreement have been duly authorized and, when issued and paid for in accordance with this Agreement,  the
Standby   Equity   Distribution   Agreement  and  the   certificates/instruments

representing   such  Common  Stock  will  be  validly  issued,   fully-paid  and
non-assessable;  the holders  thereof will not be subject to personal  liability solely by reason of being such holders;  such Securities are not and will not be subject to the preemptive rights of any holder of any security of the Company.

                           (iv)     The  Company has good and  marketable  title
to,  or valid  and  enforceable  leasehold  estates  in,  all  items of real and
personal  property  necessary  to  conduct  its  business  (including,   without
limitation, any real or personal property stated in the Offering Materials to be owned or leased by the  Company),  free and  clear of all  liens,  encumbrances, claims, security interests and defects of any material nature whatsoever,  other than those set forth in the Offering  Materials  and liens for taxes not yet due and payable.

                           (v)      There  is  no  litigation  or   governmental
proceeding  pending  or,  to the  best of the  Company's  knowledge,  threatened against,  or involving the properties or business of the Company,  except as set forth in the Offering Materials.

                           (vi)     The  Company is duly  organized  and validly
exists  as a  corporation  in good  standing  under  the  laws of the  State  of
Delaware.  Except as set forth in the Offering  Materials,  the Company does not own or control,  directly or indirectly,  an interest in any other  corporation, partnership,  trust, joint venture or other business entity. The Company is duly qualified  or licensed  and in good  standing as a foreign  corporation  in each
jurisdiction   in  which  the   character  of  its   operations   requires  such
qualification or licensing and where failure to so qualify would have a material adverse effect on the Company. The Company has all requisite corporate power and authority,  and all material and necessary  authorizations,  approvals,  orders, licenses,  certificates  and  permits  of and from all  governmental  regulatory officials  and bodies  (domestic  and  foreign) to conduct its  businesses  (and proposed  business) as described in the Offering  Materials.  Any disclosures in the Offering  Materials  concerning the effects of foreign,  federal,  state and local  regulation  on the  Company's  businesses  as currently  conducted and as contemplated  are correct in all  material  respects  and do not omit to state a material fact.  The Company has all corporate  power and authority to enter into this Agreement,  the Standby Equity  Distribution  Agreement,  the  Registration
Rights  Agreement,  and to carry out the provisions  and  conditions  hereof and thereof,  and all consents,  authorizations,  approvals  and orders  required in connection herewith and therewith have been obtained. No consent,  authorization or order of, and no filing with, any court,  government  agency or other body is required by the Company for the  issuance of the  Securities  or  execution  and delivery  of the  Offering  Materials  except for  applicable  federal and state securities  laws.  The  Company,  since  its  inception,  has not  incurred  any liability  arising  under  or as a  result  of  the  application  of  any of the provisions of the 1933 Act, the 1934 Act or the Rules and Regulations.

                           (vii)    There has been no material adverse change in
the  condition or prospects of the  Company,  financial or  otherwise,  from the latest dates as of which such  condition  or  prospects,  respectively,  are set forth in the Offering Materials,  and the outstanding debt, the property and the business of the Company  conform in all  material  respects to the  descriptions thereof contained in the Offering Materials.

                           (viii)   Except   as  set   forth  in  the   Offering
Materials,  the  Company is not in breach of, or in default  under,  any term or provision of any material indenture,  mortgage, deed of trust, lease, note, loan or any other  material  agreement or instrument  evidencing  an  obligation  for borrowed money,  or any other material  agreement or instrument to which it is a party or by  which it or any of its  properties  may be bound or  affected.  The
Company is not in  violation  of any  provision  of its charter or by-laws or in violation of any franchise,  license, permit,  judgment,  decree or order, or in violation of any material statute, rule or regulation. Neither the execution and delivery of the Offering  Materials nor the issuance and sale or delivery of the
Securities,  nor the consummation of any of the transactions contemplated in the
Offering  Materials  nor the  compliance  by the  Company  with  the  terms  and provisions hereof or thereof,  has conflicted with or will conflict with, or has resulted in or will result in a breach of, any of the terms and  provisions  of, or has  constituted or will  constitute a default  under,  or has resulted in or will result in the creation or  imposition  of any lien,  charge or  encumbrance upon any  property  or assets of the  Company  or  pursuant  to the terms of any indenture,  mortgage,  deed of  trust,  note,  loan or any  other  agreement  or instrument  evidencing an obligation for borrowed  money, or any other agreement or  instrument to which the Company may be bound or to which any of the property or assets of the Company is subject except (a) where such default,  lien, charge or encumbrance  would not have a material  adverse effect on the Company and (b)
as  described  in the  Offering  Materials;  nor will such action  result in any violation  of the  provisions  of the  charter or the by-laws of the Company or, assuming  the  due  performance  by  the  Placement  Agent  of  its  obligations hereunder,  any  material  statute or any  material  order,  rule or  regulation applicable  to the  Company of any court or of any  foreign,  federal,  state or other regulatory authority or other government body having jurisdiction over the
Company.

                           (ix)     Subsequent   to  the   dates   as  of  which
information is given in the Offering  Materials,  and except as may otherwise be indicated or  contemplated  herein or therein the Company has not (a) issued any securities or incurred any liability or obligation,  direct or  contingent,  for borrowed money,  or (b) entered into any transaction  other than in the ordinary course of  business,  or (c)  declared  or paid any  dividend  or made any other distribution  on or in respect of its capital stock.  Except as described in the
Offering Materials, the Company has no outstanding obligations to any officer or director of the Company other than normal  payable in  connection  with services provided recently.

                           (x)      There  are no  claims  for  services  in the
nature of a finder's or  origination  fee with respect to the sale of the Common
Stock or any other  arrangements,  agreements or understandings  that may affect the Placement Agent's compensation, as determined by the National Association of
Securities Dealers, Inc.

                           (xi)     The  Company  owns or  possesses,  free  and
clear of all liens or  encumbrances  and  rights  thereto  or  therein  by third parties,  the requisite licenses or other rights to use all trademarks,  service marks, copyrights,  service names, trade names, patents, patent applications and licenses necessary to conduct its business (including,  without limitation,  any such  licenses or rights  described in the Offering  Materials as being owned or possessed by the Company)  and,  except as set forth in the Offering  Materials, there is no claim or action by any person pertaining to, or proceeding,  pending or threatened, which challenges the exclusive rights of the Company with respect to any  trademarks,  service  marks,  copyrights,  service  names,  trade names, patents,  patent  applications and licenses used in the conduct of the Company's businesses (including, without limitation, any such licenses or rights described in the Offering Materials as being owned or possessed by the Company) except any claim or action that would not have a material  adverse  effect on the  Company;

the Company's  current  products,  services or processes do not infringe or will not infringe on the patents currently held by any third party.

                           (xii)    Subject to the  performance by the Placement
Agent  of its  obligations  hereunder  the  offer  and  sale  of the  Securities complies,  and will  continue  to  comply,  in all  material  respects  with the requirements  of Rule 506 of Regulation D promulgated by the SEC pursuant to the
1933 Act and any other applicable federal and state laws, rules, regulations and executive orders. Neither the Offering Materials nor any amendment or supplement thereto  nor any  documents  prepared  by the  Company  in  connection  with the
Offering  will contain any untrue  statement of a material fact or omit to state any  material  fact  required  to be stated  therein  or  necessary  to make the statements  therein,  in light of the circumstances  under which they were made, not misleading.  All statements of material facts in the Offering  Materials are true and correct as of the date of the Offering Materials.

                           (xiii)   All material taxes which are due and payable
from the Company have been paid in full or adequate  provision has been made for such taxes on the books of the Company,  except for those taxes disputed in good faith by the Company

                           (xiv)    None of the Company nor any of its officers,
directors,  employees or agents,  nor any other  person  acting on behalf of the
Company, has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer,  supplier,  employee or agent of a customer
or   supplier,   or  official  or  employee  of  any   governmental   agency  or
instrumentality  of any government  (domestic or foreign) or any political party or candidate  for office  (domestic or foreign) or other person who is or may be in a position  to help or hinder the  business  of the  Company (or assist it in connection with any actual or proposed  transaction) which (A) might subject the
Company  to any  damage  or  penalty  in any  civil,  criminal  or  governmental litigation  or  proceeding,  or (B) if not given in the past,  might  have had a materially  adverse effect on the assets,  business or operations of the Company as  reflected  in any of the  financial  statements  contained  in the  Offering
Materials,  or (C) if not continued in the future,  might  adversely  affect the assets, business, operations or prospects of the Company in the future.

         5. CERTAIN COVENANTS AND AGREEMENTS OF THE COMPANY.

         The Company covenants and agrees at its expense and without any expense to the Placement Agent as follows:

                  A.       To advise the Placement Agent of any material adverse
change in the  Company's  financial  condition,  prospects or business or of any development  materially  affecting the Company or rendering untrue or misleading any material statement in the Offering  Materials  occurring at any time as soon as the Company is either informed or becomes aware thereof.

                  B.       To use its commercially  reasonable  efforts to cause
the Common Stock  issuable in connection  with the Standby  Equity  Distribution
Agreement to be qualified or registered for sale on terms  consistent with those stated in the  Registration  Rights  Agreement and under the securities  laws of
such   jurisdictions   as  the  Placement   Agent  shall   reasonably   request.

Qualification,  registration and exemption charges and fees shall be at the sole cost and expense of the Company.

                  C.       Upon  written  request,  to provide  and  continue to
provide the Placement  Agent copies of all quarterly  financial  statements  and audited  annual  financial  statements  prepared by or on behalf of the Company, other reports prepared by or on behalf of the Company for public  disclosure and all documents delivered to the Company's stockholders.

                  D.       To comply with the terms of the Offering Materials.

                  E.       To ensure that any transactions  between or among the
Company,  or any of its  officers,  directors  and  affiliates  be on terms  and conditions  that  are no less  favorable  to the  Company,  than the  terms  and conditions  that would be available  in an "arm's  length"  transaction  with an independent third party.

                  F.       Upon the  effectiveness  of a registration  statement
covering the Securities,  the Company shall promptly provide the Placement Agent shall an opinion of Counsel to the Company,  which  opinion shall be in form and substance reasonably satisfactory to and the Placement Agent.

                  G.       At or prior to the  Closing,  the Company  shall have
been furnished such  documents,  certificates  and opinions as it may reasonably require for the purpose of enabling the  Placement  Agent to review or pass upon the matters  referred to in this  Agreement  and the Offering  Materials,  or in order to evidence  the  accuracy,  completeness  or  satisfaction  of any of the representations, warranties or conditions herein contained.

         6. INDEMNIFICATION AND LIMITATION OF LIABILITY.

                  A.       The Company  hereby agrees that it will indemnify and
hold the Placement Agent and each officer,  director,  shareholder,  employee or representative of the Placement Agent and each person controlling, controlled by or under common  control with the Placement  Agent within the meaning of Section
15 of the  1933  Act or  Section  20 of the  1934  Act or the  SEC's  Rules  and
Regulations promulgated thereunder (the "RULES AND REGULATIONS"),  harmless from and  against  any  and all  loss,  claim,  damage,  liability,  cost or  expense whatsoever (including, but not limited to, any and all reasonable legal fees and other  expenses and  disbursements  incurred in connection  with  investigating, preparing to defend or defending any action,  suit or proceeding,  including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing  or  preparing  for  appearance  as a witness in any  action,  suit or proceeding,  including any inquiry, investigation or pretrial proceeding such as a deposition)  to which the Placement  Agent or such  indemnified  person of the
Placement  Agent may become  subject under the 1933 Act, the 1934 Act, the Rules and Regulations, or any other federal or state law or regulation,  common law or otherwise,  arising  out of or based  upon (i) any untrue  statement  or alleged untrue  statement  of a  material  fact  contained  in  (a)  Section  4 of  this
Agreement,  (b) the Offering Materials (except those written statements relating to the Placement Agent given by the Placement Agent for inclusion therein),  (c)
any  application  or other  document  or written  communication  executed by the
Company or based upon written information  furnished by the Company filed in any jurisdiction  in order to qualify  the Common  Stock under the  securities  laws thereof,  or any state  securities  commission  or agency;  (ii) the omission or alleged omission from documents  described in clauses (a), (b) or (c) above of a material fact required to be stated  therein or necessary to make the statements therein not  misleading;  or (iii) the breach of any  representation,  warranty, covenant or agreement made by the Company in this Agreement. The Company further agrees that upon demand by an  indemnified  person,  at any time or from time to time, it will promptly  reimburse such indemnified  person for any loss,  claim, damage,  liability,  cost  or  expense  actually  and  reasonably  paid  by  the indemnified  person as to which the Company has indemnified such person pursuant hereto.  Notwithstanding  the foregoing  provisions of this Paragraph  7(A), any such payment or reimbursement by the Company of fees,  expenses or disbursements incurred by an indemnified person in any proceeding in which a final judgment by a court of competent  jurisdiction  (after all appeals or the expiration of time to appeal) is entered  against the Placement  Agent or such  indemnified  person based upon specific finding of fact that the Placement Agent or such indemnified person's gross negligence or willful  misfeasance will be promptly repaid to the
Company.

                  B.       The  Placement  Agent  hereby  agrees  that  it  will
indemnify and hold the Company and each officer, director, shareholder, employee or representative of the Company, and each person controlling,  controlled by or under common  control  with the Company  within the meaning of Section 15 of the
1933 Act or  Section 20 of the 1934 Act or the Rules and  Regulations,  harmless from and against any and all loss,  claim,  damage,  liability,  cost or expense whatsoever (including, but not limited to, any and all reasonable legal fees and other  expenses and  disbursements  incurred in connection  with  investigating, preparing to defend or defending any action,  suit or proceeding,  including any inquiry or investigation, commenced or threatened, or any claim whatsoever or in appearing  or  preparing  for  appearance  as a witness in any  action,  suit or proceeding,  including any inquiry, investigation or pretrial proceeding such as a deposition) to which the Company or such indemnified person of the Company may become subject under the 1933 Act, the 1934 Act, the Rules and  Regulations,  or
any other federal or state law or regulation,  common law or otherwise,  arising out of or based upon (i) the material  breach of any  representation,  warranty, covenant or agreement made by the Placement Agent in this Agreement, or (ii) any false or misleading information provided to the Company in writing by one of the
Placement Agent's indemnified persons specifically for inclusion in the Offering
Materials.

                  C.       Promptly  after  receipt by an  indemnified  party of
notice of  commencement  of any action covered by Section 7(A) or (B), the party to be indemnified shall,  within five (5) business days, notify the indemnifying party of the commencement  thereof; the omission by one (1) indemnified party to so notify the indemnifying party shall not relieve the indemnifying party of its obligation to indemnify any other  indemnified  party that has given such notice and shall not relieve the  indemnifying  party of any liability  outside of this indemnification  if not  materially  prejudiced  thereby.  In the event that any action is brought against the indemnified  party, the indemnifying party will be entitled to participate  therein and, to the extent it may desire, to assume and control  the  defense  thereof  with  counsel  chosen by it which is  reasonably acceptable to the indemnified party. After notice from the indemnifying party to such  indemnified  party of its election to so assume the defense  thereof,  the indemnifying  party  will not be liable to such  indemnified  party  under  such
Section 7(A) or (B), for any legal or other  expenses  subsequently  incurred by such  indemnified  party  in  connection  with  the  defense  thereof,  but  the indemnified  party  may,  at its own  expense,  participate  in such  defense by counsel  chosen by it,  without,  however,  impairing the  indemnifying  party's
control  of  the  defense.   Subject  to  the  proviso  of  this   sentence  and
notwithstanding  any other  statement  to the  contrary  contained  herein,  the indemnified  party or  parties  shall  have the right to choose its or their own counsel  and  control  the  defense  of any  action,  all at the  expense of the indemnifying  party  if (i) the  employment  of such  counsel  shall  have  been authorized in writing by the  indemnifying  party in connection with the defense of  such  action  at  the  expense  of  the  indemnifying  party,  or  (ii)  the indemnifying  party shall not have employed counsel  reasonably  satisfactory to such  indemnified  party to have charge of the  defense of such action  within a reasonable  time  after  notice of  commencement  of the  action,  or (iii) such indemnified  party or parties shall have reasonably  concluded that there may be defenses available to it or them which are different from or additional to those available  to one  or  all  of the  indemnifying  parties  (in  which  case  the indemnifying  parties  shall not have the right to direct  the  defense  of such action on behalf of the  indemnified  party or parties),  in any of which events such  fees  and  expenses  of one  additional  counsel  shall  be  borne  by the indemnifying party; provided, however, that the indemnifying party shall not, in connection with any one action or separate but substantially  similar or related actions in the same jurisdiction  arising out of the same general allegations or circumstance,  be liable for the  reasonable  fees and expenses of more than one separate  firm of attorneys  at any time for all such  indemnified  parties.  No settlement of any action or  proceeding  against an  indemnified  party shall be made without the consent of the indemnifying party.

                  D.       In  order   to   provide   for  just  and   equitable
contribution  in  circumstances  in which the  indemnification  provided  for in
Section 7(A) or 7(B) is due in  accordance  with its terms but is for any reason held by a court to be unavailable on grounds of policy or otherwise, the Company and the  Placement  Agent shall  contribute  to the  aggregate  losses,  claims, damages and liabilities  (including legal or other expenses  reasonably incurred in  connection  with the  investigation  or defense of same) which the other may incur in such  proportion so that the Placement  Agent shall be responsible  for such percent of the aggregate of such losses, claims, damages and liabilities as shall equal the percentage of the gross proceeds paid to the Placement Agent and the Company shall be responsible  for the balance;  provided,  however,  that no person  guilty of  fraudulent  misrepresentation  within the  meaning of Section
11(f) of the 1933 Act shall be entitled to contribution  from any person who was not guilty of such  fraudulent  misrepresentation.  For purposes of this Section
7(D),  any person  controlling,  controlled by or under common  control with the
Placement Agent, or any partner, director, officer, employee,  representative or any agent of any  thereof,  shall have the same  rights to  contribution  as the
Placement  Agent and each  person  controlling,  controlled  by or under  common control  with the  Company  within the  meaning of Section 15 of the 1933 Act or
Section 20 of the 1934 Act and each officer of the Company and each  director of the Company shall have the same rights to contribution as the Company. Any party entitled to contribution will,  promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for  contribution  may be made against the other party under this Section  7(D), notify such party from whom  contribution may be sought,  but the omission to so notify  such party shall not  relieve  the party from whom  contribution  may be sought from any  obligation  they may have  hereunder  or otherwise if the party from whom contribution may be sought is not materially prejudiced thereby.

                  E.       The indemnity and contribution  agreements  contained
in this Section 7 shall remain operative and in full force and effect regardless of any  investigation  made by or on  behalf  of any  indemnified  person or any termination of this Agreement.

                  F.       The Company  hereby  waives,  to the  fullest  extent
permitted by law, any right to or claim of any punitive, exemplary,  incidental,
indirect,   special,   consequential  or  other  damages   (including,   without
limitation,  loss of profits)  against  the  Placement  Agent and each  officer, director,  shareholder,  employee or  representative  of the placement agent and each  person  controlling,  controlled  by or  under  common  control  with  the
Placement  Agent  within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act or the Rules and Regulations arising out of any cause whatsoever
(whether such cause be based in contract,  negligence,  strict liability,  other tort or otherwise).  Notwithstanding  anything to the contrary contained herein, the  aggregate  liability of the  Placement  Agent and each  officer,  director, shareholder,  employee or  representative of the Placement Agent and each person controlling,  controlled  by or under common  control with the  Placement  Agent within  the  meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act
or the Rules and Regulations  shall not exceed the compensation  received by the
Placement Agent pursuant to Section 2 hereof. This limitation of liability shall apply  regardless of the cause of action,  whether  contract,  tort  (including, without  limitation,  negligence)  or breach of  statute  or any other  legal or equitable obligation.

         7. PAYMENT OF EXPENSES.

         The Company  hereby  agrees to bear all of the  expenses in  connection with the Offering,  including,  but not limited to the  following:  filing fees, printing and duplicating  costs,  advertisements,  postage and mailing  expenses with respect to the transmission of Offering  Materials,  registrar and transfer agent fees and the fees of the  Company's  counsel  and  accountants,  issue and transfer taxes, if any.

         8. TERMINATION.

         This Agreement  shall be co-terminus  with, and terminate upon the same terms  and  conditions  as those set forth in the  Standby  Equity  Distribution
Agreement.

         9. MISCELLANEOUS.

                  A.       This  Agreement  may be  executed  in any  number  of
counterparts,  each of which  shall be deemed to be an  original,  but all which shall be deemed to be one and the same instrument.

                  B.       Any  notice   required  or   permitted  to  be  given
hereunder shall be given in writing and shall be deemed effective when deposited in the United  States mail,  postage  prepaid,  or when  received if  personally delivered or faxed (upon confirmation of receipt received by the sending party), addressed as follows to such other address of which  written  notice is given to the others):

                                       10

If to Placement Agent, to:      Newbridge Securities Corporation
                                1451 Cypress Creek Road, Suite 204
                                Fort Lauderdale, Florida 33309
                                Attention:  Doug Aguililla
                                Telephone:  (954) 334-3450
                                Facsimile:  (954) 229-9937

If to the Company, to:          Enclaves Group, Inc.
                                45 Knollwood Road, Fifth Floor
                                Elmsford, New York 10701
                                Attention:  Daniel G. Hayes
                                Telephone:  (914) 592-2100
                                Facsimile:  (914) 592-2105

With a copy to:                 Olshan Grundman Frome Rosenzweig & Wolosky LLP
                                Park Avenue Tower
                                65 East 55th Street
                                New York, NY 10022
                                Attention:  Robert H. Friedman, Esq.
                                Telephone:  (212) 451-2220
                                Facsimile:  (212) 451-2222

                  C.       This Agreement  shall be governed by and construed in
all respects under the laws of the State of New Jersey, without reference to its conflict of laws rules or principles. Any suit, action, proceeding or litigation arising out of or relating to this Agreement  shall be brought and prosecuted in such  federal or state  court or courts  located  within the State of Florida as provided by law. The parties hereby irrevocably and  unconditionally  consent to the  jurisdiction  of each such  court or  courts  located  within  the State of
Florida  and to service  of process by  registered  or  certified  mail,  return receipt requested, or by any other manner provided by applicable law, and hereby irrevocably and unconditionally  waive any right to claim that any suit, action, proceeding  or litigation  so commenced  has been  commenced in an  inconvenient forum.

                  D.       This  Agreement and the other  agreements  referenced
herein contain the entire  understanding  between the parties hereto and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

                  E.       If any provision of this  Agreement  shall be held to
be invalid or  unenforceable,  such  invalidity  or  unenforceability  shall not affect any other provision of this Agreement.

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                                       11

         IN WITNESS  WHEREOF,  the parties  hereto have executed this  Placement
Agent Agreement as of the date first written above.

                                       ENCLAVES GROUP, INC.

                                       By:  /s/ Daniel G. Hayes
                                           -------------------------------------
                                       Name:   Daniel G. Hayes
                                       Title:  President & CEO

                                       NEWBRIDGE SECURITIES CORPORATION

                                       By:  /s/ Guy S. Amico
                                           -------------------------------------
                                       Name:   Guy S. Amico
                                       Title:  President

                                       CORNELL CAPITAL PARTNERS, LP

                                       BY:     YORKVILLE ADVISORS, LLC
                                       ITS:    GENERAL PARTNER

                                       By: /s/ Mark A. Angelo
                                           -------------------------------------
                                       Name:   Mark A. Angelo
                                       Title:  Portfolio Manager